Exhibit 99.1

TURTLE BEACH CORPORATION ADOPTS
LIMITED DURATION STOCKHOLDER RIGHTS PLAN

WHITE PLAINS, NY – March 28, 2023 – Turtle Beach Corporation (Nasdaq: HEAR, the “Company”), a leading gaming headset and audio accessory brand, today announced that its Board of Directors (the “Board”) has approved the adoption of a limited duration stockholder rights plan (the “Rights Plan”) and declared a dividend distribution of one right (“Right”) for each outstanding share of common stock. The record date for such dividend distribution is April 10, 2023.
The adoption of the Rights Plan is intended to enable all stockholders to realize the full potential value of their investment in the Company and protect the Company and its stockholders from the actions of third parties that the Board determines are not in the best interests of the Company and its stockholders. In addition, the Rights Plan provides the Board with time to make informed, deliberate decisions that are in the best long-term interests of the Company and its stockholders. The Rights Plan will expire on March 28, 2024.
The Rights Plan is similar to stockholder rights plans adopted by other publicly-held companies. Under the Rights Plan, the Rights generally would become exercisable only if a person or group acquires beneficial ownership of 12% or more of the Company’s common stock in a transaction not approved by the Board. In that situation, each holder of a Right (other than the acquiring person or group, whose Rights will become void and will not be exercisable) will be able to purchase, upon payment of the then-current exercise price, a number of shares of the Company’s common stock having a market value of twice such price. In addition, if the Company is acquired in a merger or other business combination after an acquiring person acquires 12% or more of the Company’s common stock, each holder of the Right would thereafter be able to purchase, upon payment of the then-current exercise price, a number of shares of common stock of the acquiring company having a market value of twice such price. The acquiring person or group would not be entitled to exercise these Rights.
The Rights Plan includes a qualifying offer clause, which provides stockholders with the potential ability to call a special meeting for purposes of exempting a pending offer that meets certain qualifying criteria.
The Rights Plan has not been adopted in response to any specific takeover bid or other proposal to acquire control of the Company and is not intended to deter offers that are fair and otherwise in the best interests of the Company and its stockholders.
Stockholders who currently beneficially own 12% or more of the Company’s outstanding common stock will not trigger any penalties under the Rights Plan so long as they do not acquire beneficial ownership of any additional shares of common stock on a cumulative basis, subject to certain exceptions as described in the Rights Plan.
Further details of the Rights Plan will be contained in a Current Report on Form 8-K that the Company will file with the U.S. Securities and Exchange Commission (the “SEC”).
Dechert LLP and Vinson & Elkins L.L.P. are serving as legal advisors to the Company. BofA

Securities is serving as financial advisor to the Company.
Cautionary Statement Regarding Forward-Looking Statements
This press release may include forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “goal”, “project”, “intend” and similar expressions, or the negatives thereof, constitute forward-looking statements. Forward-looking statements in this press release may include, but are not limited to, the statements regarding the anticipated benefits and expected consequences of the Rights Plan that the Company has adopted. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management’s current beliefs and expectations, as well as assumptions made by, and information currently available to, management.
While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, the effectiveness of the Rights Plan in (i) preventing a third party from taking advantage of the onset of adverse market conditions or recent and potential short-term declines in the Company’s share price to acquire actual or effective control, in the open market or otherwise, of the Company’s common stock without paying a price that reflects the Company’s intrinsic value or long-term prospects, or (ii) providing the Board with an increased period of time to evaluate the adequacy of an acquisition offer, investigate alternatives, solicit competitive proposals, or take other steps necessary to maximize value for the benefit of all the Company’s stockholders. Other potential risk factors include the risk factors discussed under the heading “Risk Factors” under Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s other periodic reports filed with the SEC. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.
Important Additional Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with its upcoming 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The Company intends to file a definitive proxy statement and a WHITE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME

AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2022 Annual Meeting of Stockholders contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities can be found in the SEC filings on Forms 3, 4 and 5, which are available on the Company’s website at https://corp.turtlebeach.com/ or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2021. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2023 Annual Meeting. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://corp.turtlebeach.com/.

About Turtle Beach Corporation
Turtle Beach Corporation (corp.turtlebeach.com) is one of the world’s leading gaming accessory providers. The Company’s namesake Turtle Beach brand (www.turtlebeach.com) is known for designing best-selling gaming headsets, top-rated game controllers, and groundbreaking gaming simulation accessories. Innovation, first-to-market features, a broad range of products for all types of gamers, and top-rated customer support have made Turtle Beach a fan-favorite brand and the market leader in console gaming audio for over a decade. Turtle Beach’s ROCCAT brand (www.roccat.com) combines detail-loving German innovation with a genuine passion for designing the best PC gaming products, including award-winning keyboards, mice, headsets, mousepads, and other PC accessories. Turtle Beach’s shares are traded on the Nasdaq Exchange under the symbol: “HEAR”.
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For Investor Information, Contact:
Cody Slach or Alex Thompson
Gateway Investor Relations
949.574.3860
HEAR@gatewayir.com

For Media Information, Contact:
MacLean Marshall
Sr. Director, Public Relations & Brand Communications
Turtle Beach Corporation
858.914.5093
maclean.marshall@turtlebeach.com